                                                                    EXHIBIT 99.2

                                  EXHIBIT 99.2

Fourth Quarter and Full Year 2000 Unaudited Supplemental Financial Information

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                                                             December 31,                        Variance
                                                                    ------------------------------      ---------------------------
                                                                        2000              1999             Dollar        Percentage
                                                                    ------------      ------------      ------------     ----------
                                                                                 (Dollars in thousands)
Assets
  Cash and due from banks                                           $  1,018,318      $  1,127,902      $   (109,584)       (9.7)%
  Interest-bearing deposits at financial institutions                     43,525            73,062           (29,537)      (40.4)
  Federal funds sold and securities
    purchased under agreements to resell                                  36,384            51,117           (14,733)      (28.8)
  Trading account assets                                                 233,878           315,734           (81,856)      (25.9)
  Loans held for resale                                                  457,107           430,690            26,417         6.1
  Available for sale investment securities
    (amortized cost: $6,849,457 and $7,685,096,
    respectively)                                                      6,843,670         7,472,455          (628,785)       (8.4)
  Loans                                                               23,982,237        21,474,498         2,507,739        11.7
    Less: Unearned income                                                (24,743)          (28,098)            3,355        11.9
          Allowance for losses on loans                                 (335,452)         (342,300)            6,848         2.0
                                                                    ------------      ------------      ------------
        Net loans                                                     23,622,042        21,104,100         2,517,942        11.9
  Premises and equipment                                                 602,218           637,628           (35,410)       (5.6)
  Accrued interest receivable                                            304,488           287,231            17,257         6.0
  FHA/VA claims receivable                                                84,015           108,618           (24,603)      (22.7)
  Mortgage servicing rights                                              123,940           122,110             1,830         1.5
  Goodwill and other intangibles                                         952,389           975,432           (23,043)       (2.4)
  Other assets                                                           398,744           574,274          (175,530)      (30.6)
                                                                    ------------      ------------      ------------
        Total assets                                                $ 34,720,718      $ 33,280,353      $  1,440,365         4.3%
                                                                    ============      ============      ============

Liabilities and shareholders' equity
  Deposits
    Noninterest-bearing                                             $  4,064,298      $  4,035,189      $     29,109         0.7%
    Certificates of deposit of $100,000 and over                       2,453,621         1,963,347           490,274        25.0
    Other interest-bearing                                            16,595,464        17,373,580          (778,116)       (4.5)
                                                                    ------------      ------------      ------------
        Total deposits                                                23,113,383        23,372,116          (258,733)       (1.1)
  Short-term borrowings                                                6,086,896         5,422,504           664,392        12.3
  Short and medium-term senior notes                                      60,000            60,000                --          --
  Federal Home Loan Bank advances                                      1,101,619           203,032           898,587       442.6
  Other long-term debt                                                   777,352           854,738           (77,386)       (9.1)
  Accrued interest, expenses, and taxes                                  308,241           202,303           105,938        52.4
  Other liabilities                                                      353,173           389,551           (36,378)       (9.3)
                                                                    ------------      ------------      ------------
        Total liabilities                                             31,800,664        30,504,244         1,296,420         4.2
                                                                    ============      ============      ============

  Commitments and contingent liabilities                                      --                --                --          --
  Shareholders' equity
    Convertible preferred stock                                           19,691            20,875            (1,184)       (5.7)
    Common stock, $5 par value; 300,000,000 shares authorized;
      134,734,841 and 138,487,381 issued and outstanding,
      respectively                                                       673,674           692,437           (18,763)       (2.7)
    Additional paid-in capital                                           754,380           755,306              (926)       (0.1)
    Retained earnings                                                  1,493,072         1,453,468            39,604         2.7
    Unearned compensation                                                (16,922)          (11,760)           (5,162)      (43.9)
    Unrealized loss on available for sale securities                      (3,841)         (134,217)          130,376        97.1
                                                                    ------------      ------------      ------------
        Total shareholders' equity                                     2,920,054         2,776,109           143,945         5.2
                                                                    ------------      ------------      ------------
        Total liabilities and shareholders' equity                  $ 34,720,718      $ 33,280,353      $  1,440,365         4.3%
                                                                    ============      ============      ============

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)

                                                                 THREE MONTHS ENDED
                                                                    DECEMBER 31,                     VARIANCE
                                                             --------------------------      ------------------------
                                                                2000            1999           DOLLAR      PERCENTAGE
                                                             ----------      ----------      ----------    ----------
                                                           (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                                 $  529,934      $  459,488      $   70,446        15.3%
  Interest on investment securities
    Taxable                                                      92,577         101,344          (8,767)       (8.7)
    Tax-exempt                                                   15,765          16,964          (1,199)       (7.1)
  Interest on deposits at financial institutions                    538             447              91        20.4
  Interest on federal funds sold and securities
    purchased under agreements to resell                            954           1,078            (124)      (11.5)
  Interest on trading account assets                              4,124           4,607            (483)      (10.5)
  Interest on loans held for resale                               6,976           5,916           1,060        17.9
                                                             ----------      ----------      ----------
      Total interest income                                     650,868         589,844          61,024        10.3
                                                             ----------      ----------      ----------

INTEREST EXPENSE
  Interest on deposits                                          223,028         191,901          31,127        16.2
  Interest on short-term borrowings                              98,816          57,279          41,537        72.5
  Interest on long-term debt                                     28,018          19,648           8,370        42.6
                                                             ----------      ----------      ----------
      Total interest expense                                    349,862         268,828          81,034        30.1
                                                             ----------      ----------      ----------

      NET INTEREST INCOME                                       301,006         321,016         (20,010)       (6.2)
PROVISION FOR LOSSES ON LOANS                                    20,121          19,661             460         2.3
                                                             ----------      ----------      ----------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                     280,885         301,355         (20,470)       (6.8)
                                                             ----------      ----------      ----------

NONINTEREST INCOME
  Service charges on deposit accounts                            47,886          44,389           3,497         7.9
  Mortgage banking revenue                                       29,424          21,577           7,847        36.4
  Bank card income                                                9,914           7,931           1,983        25.0
  Factoring commissions                                           8,057           7,490             567         7.6
  Trust service income                                            7,120           5,965           1,155        19.4
  Profits and commissions from trading activities                 1,623           1,363             260        19.1
  Investment securities gains                                       304             160             144        90.0
  Other income                                                   41,660          33,783           7,877        23.3
                                                             ----------      ----------      ----------
      Total noninterest income                                  145,988         122,658          23,330        19.0
                                                             ----------      ----------      ----------

NONINTEREST EXPENSE
  Salaries and employee benefits                                118,366         125,809          (7,443)       (5.9)
  Net occupancy expense                                          22,569          22,661             (92)       (0.4)
  Equipment expense                                              21,360          22,458          (1,098)       (4.9)
  Goodwill and other intangible amortization                     16,241          16,200              41         0.3
  Other expense                                                  97,644          89,989           7,655         8.5
                                                             ----------      ----------      ----------
      Total noninterest expense                                 276,180         277,117            (937)       (0.3)
                                                             ----------      ----------      ----------

      EARNINGS BEFORE INCOME TAXES                              150,693         146,896           3,797         2.6
Applicable income taxes                                          47,186          49,546          (2,360)       (4.8)
                                                             ----------      ----------      ----------
      NET EARNINGS                                           $  103,507      $   97,350      $    6,157         6.3%
                                                             ==========      ==========      ==========

      NET EARNINGS APPLICABLE TO COMMON SHARES               $  103,113      $   96,929      $    6,184         6.4%
                                                             ==========      ==========      ==========

EARNINGS PER COMMON SHARE
    Basic                                                    $      .77      $      .69      $      .08        11.6%
    Diluted                                                         .76             .69             .07        10.1

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                       134,675         140,044          (5,369)       (3.8)%
    Diluted                                                     136,163         141,912          (5,749)       (4.1)

                           UNION PLANTERS CORPORATION
                         SUMMARY OF CONSOLIDATED RESULTS
                                   (UNAUDITED)

                                                                           THREE MONTHS ENDED
                                                                              DECEMBER 31,
                                                                       --------------------------
                                                                          2000            1999          VARIANCE     PERCENTAGE
                                                                       ----------      ----------      ----------    ----------
                                                                         (Dollars in thousands)

Interest income                                                        $  650,868      $  589,844      $   61,024        10.3%
Interest expense                                                         (349,862)       (268,828)        (81,034)       30.1
                                                                       ----------      ----------      ----------
     NET INTEREST INCOME                                                  301,006         321,016         (20,010)       (6.2)
PROVISION FOR LOSSES ON LOANS                                             (20,121)        (19,661)           (460)        2.3
                                                                       ----------      ----------      ----------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS              280,885         301,355         (20,470)       (6.8)
NONINTEREST INCOME
   Service charges on deposit accounts                                     47,886          44,389           3,497         7.9
   Mortgage banking revenue                                                29,424          21,577           7,847        36.4
   Bank card income                                                         9,914           7,931           1,983        25.0
   Factoring commissions                                                    8,057           7,490             567         7.6
   Trust service income                                                     7,120           5,965           1,155        19.4
   Profits and commissions from trading activities                          1,623           1,363             260        19.1
   Other income                                                            40,609          33,716           6,893        20.4
                                                                       ----------      ----------      ----------
            Total noninterest income                                      144,633         122,431          22,202        18.1
                                                                       ----------      ----------      ----------
NONINTEREST EXPENSE
   Salaries and employee benefits                                         118,366         125,809          (7,443)       (5.9)
   Net occupancy expense                                                   22,569          22,661             (92)       (0.4)
   Equipment expense                                                       21,360          22,458          (1,098)       (4.9)
   Goodwill and other intangibles amortization                             16,241          16,200              41         0.3
   Other expense                                                           97,198          97,142              56         0.1
                                                                       ----------      ----------      ----------
            Total noninterest expense                                     275,734         284,270          (8,536)       (3.0)
                                                                       ----------      ----------      ----------

     EARNINGS BEFORE NONOPERATING ITEMS AND INCOME TAXES                  149,784         139,516          10,268         7.4

NONOPERATING ITEMS
   Gain on sale of loans                                                    1,051              --           1,051          NM
   Investment securities gains                                                304             160             144        90.0
   Gain on sale of credit card portfolio                                       --              67             (67)     (100.0)
   Contribution of equity securities to a charitable foundation              (446)             --            (446)         NM
   Merger-related charges                                                      --           7,153          (7,153)     (100.0)
                                                                       ----------      ----------      ----------
     EARNINGS BEFORE INCOME TAXES                                         150,693         146,896           3,797         2.6
Applicable income taxes                                                   (47,186)        (49,546)          2,360         4.8
                                                                       ----------      ----------      ----------
     NET EARNINGS                                                      $  103,507      $   97,350      $    6,157         6.3%
                                                                       ==========      ==========      ==========

NET EARNINGS                                                           $  103,507      $   97,350      $    6,157         6.3%
Nonoperating items, net of taxes                                             (556)         (4,509)          3,953        87.7
                                                                       ----------      ----------      ----------
NET OPERATING EARNINGS                                                    102,951          92,841          10,110        10.9
Goodwill and other intangibles, net of taxes                               13,689          13,084             605         4.6
                                                                       ----------      ----------      ----------
CASH OPERATING EARNINGS                                                $  116,640      $  105,925      $   10,715        10.1%
                                                                       ==========      ==========      ==========

PER COMMON SHARE
Diluted earnings per share                                             $      .76      $      .69      $      .07        10.1%
Diluted operating earnings per share                                          .76             .65             .11        16.9
Diluted cash operating earnings per share                                     .86             .75             .11        14.7

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

                                                                               THREE MONTHS ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                                          2000                                 1999
                                                           ----------------------------------   ----------------------------------
                                                                           INTEREST     FTE                     INTEREST     FTE
                                                             AVERAGE       INCOME/     YIELD/     AVERAGE       INCOME/     YIELD/
                                                             BALANCE       EXPENSE     RATE       BALANCE       EXPENSE     RATE
                                                           ------------    --------    ------   ------------    --------    ------
                                                                                   (DOLLARS IN THOUSANDS)
ASSETS
   Interest-bearing deposits at
     financial institutions                                $     31,300    $    538     6.84%   $     34,975    $    447     5.07%
   Federal funds sold and securities
     purchased under agreements to resell                        57,882         954     6.56          82,003       1,078     5.22
   Trading account assets                                       202,511       4,124     8.10         261,666       4,607     6.99
   Investment securities (1) (2)
     Taxable securities                                       5,730,666      92,577     6.43       6,464,109     101,344     6.22
     Tax-exempt securities                                    1,210,784      23,010     7.56       1,302,315      25,010     7.62
                                                           ------------    --------             ------------    --------
          Total investment securities                         6,941,450     115,587     6.62       7,766,424     126,354     6.45

   Loans, net of unearned income (1), (3), (4)               23,961,407     538,484     8.94      21,710,862     466,681     8.53
                                                           ------------    --------             ------------    --------
          TOTAL EARNING ASSETS (1), (2), (3), (4)            31,194,550     659,687     8.41      29,855,930     599,167     7.96
                                                                           --------                             --------
   Cash and due from banks                                      873,271                            1,018,711
   Premises and equipment                                       606,964                              648,260
   Allowance for losses on loans                               (337,144)                            (358,607)
   Goodwill and other intangibles                               960,852                              978,206
   Other assets                                                 901,917                              998,101
                                                           ------------                         ------------
          TOTAL ASSETS                                     $ 34,200,410                         $ 33,140,601
                                                           ============                         ============

LIABILITIES AND SHAREHOLDERS'  EQUITY
   Money market accounts                                   $  3,810,655      43,149     4.50%   $  3,946,195      39,280     3.95%
   Interest-bearing checking                                  3,100,911      11,554     1.48       3,408,078      11,223     1.31
   Savings deposits                                           1,360,197       5,092     1.49       1,614,353       5,611     1.38
   Certificates of deposit of
     $100,000 and over                                        2,469,329      39,410     6.35       2,070,880      26,484     5.07
   Other time deposits                                        8,290,265     123,823     5.94       8,795,691     109,303     4.93
   Short-term borrowings
     Federal funds purchased and securities sold under
      agreements to repurchase                                3,583,931      56,057     6.22       2,067,530      25,456     4.88
     Short-term senior notes                                     56,522         977     6.88              --          --       --
     Short-term FHLB advances                                 2,467,220      41,782     6.74       2,279,840      31,823     5.54
   Long-term debt
     Federal Home Loan Bank advances                            742,716      12,338     6.61         203,135       2,998     5.86
     Subordinated capital notes                                 474,944       7,751     6.49         475,903       7,765     6.47
     Medium-term senior notes                                    60,000       1,025     6.80          64,565       1,101     6.77
     Trust Preferred Securities                                 199,075       4,128     8.25         199,040       4,128     8.23
     Other                                                      105,997       2,776    10.42         180,211       3,656     8.05
                                                           ------------    --------             ------------    --------
          TOTAL INTEREST-BEARING LIABILITIES                 26,721,762     349,862     5.21      25,305,421     268,828     4.21
   Noninterest-bearing demand deposits                        3,957,042          --                4,222,365
                                                           ------------    --------             ------------    --------
          TOTAL SOURCES OF FUNDS                             30,678,804     349,862               29,527,786     268,828
                                                                           --------                             --------
   Other liabilities                                            713,801                              668,466
   Shareholders' equity
     Preferred stock                                             19,836                               21,453
     Common equity                                            2,787,969                            2,922,896
                                                           ------------                         ------------
          Total shareholders' equity                          2,807,805                            2,944,349
                                                           ------------                         ------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY       $ 34,200,410                         $ 33,140,601
                                                           ============                         ============
   NET INTEREST INCOME (1)                                                 $309,825                             $330,339
                                                                           ========                             ========
   NET INTEREST RATE SPREAD (1)                                                         3.20%                                3.75%
                                                                                       =====                                =====
   NET INTEREST MARGIN (1)                                                              3.95%                                4.39%
                                                                                       =====                                =====

   TAXABLE-EQUIVALENT ADJUSTMENTS
          Loans                                                            $  1,574                             $  1,277
          Investment securities                                               7,245                                8,046
                                                                           --------                             --------
                      Total                                                $  8,819                             $  9,323
                                                                           ========                             ========

---------------

(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.
(3) Includes loan fees in both interest income and the calculation of the yield on loans.
(4)      Includes loans on nonaccrual status.

                   UNION PLANTERS CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENT OF EARNINGS
                                   (UNAUDITED)

                                                                    TWELVE MONTHS ENDED
                                                                        DECEMBER 31,                           VARIANCE
                                                               ------------------------------        --------------------------
                                                                   2000               1999             DOLLAR        PERCENTAGE
                                                               -----------        -----------        ----------      ----------
                                                                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
INTEREST INCOME
  Interest and fees on loans                                   $ 2,025,117        $ 1,760,250        $  264,867          15.0 %
  Interest on investment securities
    Taxable                                                        387,505            421,162           (33,657)         (8.0)
    Tax-exempt                                                      64,897             69,538            (4,641)         (6.7)
  Interest on deposits at financial institutions                     2,170              2,763              (593)        (21.5)
  Interest on federal funds sold and securities
    purchased under agreements to resell                             5,072              4,014             1,058          26.4
  Interest on trading account assets                                16,806             15,970               836           5.2
  Interest on loans held for resale                                 26,087             24,235             1,852           7.6
                                                               -----------        -----------        ----------
      Total interest income                                      2,527,654          2,297,932           229,722          10.0
                                                               -----------        -----------        ----------

INTEREST EXPENSE
  Interest on deposits                                             835,109            811,411            23,698           2.9
  Interest on short-term borrowings                                366,753            141,936           224,817         158.4
  Interest on long-term debt                                        94,676             88,054             6,622           7.5
                                                               -----------        -----------        ----------
      Total interest expense                                     1,296,538          1,041,401           255,137          24.5
                                                               -----------        -----------        ----------

      NET INTEREST INCOME                                        1,231,116          1,256,531           (25,415)         (2.0)
PROVISION FOR LOSSES ON LOANS                                       77,062             74,045             3,017           4.1
                                                               -----------        -----------        ----------

      NET INTEREST INCOME AFTER PROVISION
        FOR LOSSES ON LOANS                                      1,154,054          1,182,486           (28,432)         (2.4)
                                                               -----------        -----------        ----------

NONINTEREST INCOME
  Service charges on deposit accounts                              182,035            170,052            11,983           7.0
  Mortgage banking revenue                                         103,987             96,785             7,202           7.4
  Bank card income                                                  37,047             26,880            10,167          37.8
  Factoring commissions                                             31,205             29,504             1,701           5.8
  Trust service income                                              26,395             23,920             2,475          10.3
  Profits and commissions from trading activities                    5,937              4,321             1,616          37.4
  Investment securities gains                                          381              2,128            (1,747)        (82.1)
  Other income                                                     172,415            159,120            13,295           8.4
                                                               -----------        -----------        ----------
      Total noninterest income                                     559,402            512,710            46,692           9.1
                                                               -----------        -----------        ----------

NONINTEREST EXPENSE
  Salaries and employee benefits                                   508,439            502,279             6,160           1.2
  Net occupancy expense                                             93,054             88,122             4,932           5.6
  Equipment expense                                                 84,668             81,720             2,948           3.6
  Goodwill and other intangibles amortization                       64,101             56,388             7,713          13.7
  Other expense                                                    352,578            347,855             4,723           1.4
                                                               -----------        -----------        ----------
      Total noninterest expense                                  1,102,840          1,076,364            26,476           2.5
                                                               -----------        -----------        ----------

      EARNINGS BEFORE INCOME TAXES                                 610,616            618,832            (8,216)         (1.3)
Applicable income taxes                                            201,306            208,834            (7,528)         (3.6)
                                                               -----------        -----------        ----------
     NET EARNINGS                                              $   409,310        $   409,998        $     (688)         (0.2)%
                                                               ===========        ===========        ==========

      NET EARNINGS APPLICABLE TO COMMON SHARES                 $   407,703        $   408,240        $     (537)         (0.1)%
                                                               ===========        ===========        ==========

EARNINGS PER COMMON SHARE
    Basic                                                      $      3.02        $      2.88        $      .14           4.9 %
    Diluted                                                           3.00               2.85               .15           5.3

AVERAGE COMMON SHARES OUTSTANDING (IN THOUSANDS)
    Basic                                                          135,171            141,854            (6,683)         (4.7)%
    Diluted                                                        136,656            143,983            (7,327)         (5.1)

                           UNION PLANTERS CORPORATION
                         SUMMARY OF CONSOLIDATED RESULTS
                                   (UNAUDITED)

                                                                               TWELVE MONTHS ENDED
                                                                                   DECEMBER 31,
                                                                          -----------------------------
                                                                              2000             1999          VARIANCE   PERCENTAGE
                                                                          ------------     ------------     ----------  ----------
                                                                                          (Dollars in thousands)

Interest income                                                           $  2,527,654     $  2,297,932     $  229,722      10.0%
Interest expense                                                            (1,296,538)      (1,041,401)      (255,137)    (24.5)
                                                                          ------------     ------------     ----------
     NET INTEREST INCOME                                                     1,231,116        1,256,531        (25,415)     (2.0)
PROVISION FOR LOSSES ON LOANS                                                  (77,062)         (74,045)        (3,017)     (4.1)
                                                                          ------------     ------------     ----------
     NET INTEREST INCOME AFTER PROVISION FOR LOSSES ON LOANS                 1,154,054        1,182,486        (28,432)     (2.4)
NONINTEREST INCOME
   Service charges on deposit accounts                                         182,035          170,052         11,983       7.0
   Mortgage banking revenue                                                    103,987           96,785          7,202       7.4
   Bank card income                                                             37,047           26,880         10,167      37.8
   Factoring commissions                                                        31,205           29,504          1,701       5.8
   Trust service income                                                         26,395           23,920          2,475      10.3
   Profits and commissions from trading activities                               5,937            4,321          1,616      37.4
   Other income                                                                161,145          143,010         18,135      12.7
                                                                          ------------     ------------     ----------
            Total noninterest income                                           547,751          494,472         53,279      10.8
                                                                          ------------     ------------     ----------
NONINTEREST EXPENSE
   Salaries and employee benefits                                              496,983          502,279         (5,296)     (1.1)
   Net occupancy expense                                                        93,054           88,122          4,932       5.6
   Equipment expense                                                            84,668           81,720          2,948       3.6
   Goodwill and other intangibles amortization                                  64,101           56,388          7,713      13.7
   Other expense                                                               352,132          353,925         (1,793)     (0.5)
                                                                          ------------     ------------     ----------
            Total noninterest expense                                        1,090,938        1,082,434          8,504       0.8
                                                                          ------------     ------------     ----------

     EARNINGS NONOPERATING ITEMS AND INCOME TAXES                              610,867          594,524         16,343       2.7

NONOPERATING ITEMS
   Reversion of excess assets of a pension plan of an acquired entity            4,762               --          4,762        NM
   Gain on sale of loans                                                         3,744               --          3,744        NM
   Gain on securitization and sale of loans                                      2,764            5,317         (2,553)    (48.0)
   Investment securities gains                                                     381            2,128         (1,747)    (82.1)
   Gain on sale of the credit card portfolio                                        --            3,335         (3,335)   (100.0)
   Gain on sale of ARM loans                                                        --            5,041         (5,041)   (100.0)
   Gain on sale of corporate trust business                                         --            2,417         (2,417)   (100.0)
   Merger-related charges                                                           --            7,153         (7,153)   (100.0)
   Contribution of equity securities to a charitable foundation                   (446)              --           (446)       NM
   Settlement of executive contractual obligations                             (11,456)              --        (11,456)       NM
   Other, net                                                                       --           (1,083)         1,083     100.0
                                                                          ------------     ------------     ----------
     EARNINGS BEFORE INCOME TAXES                                              610,616          618,832         (8,216)     (1.3)
Income taxes                                                                  (201,306)        (208,834)         7,528       3.6
                                                                          ------------     ------------     ----------
     NET EARNINGS                                                         $    409,310     $    409,998     $     (688)     (0.2)%
                                                                          ============     ============     ==========

NET EARNINGS                                                              $    409,310     $    409,998     $     (688)     (0.2)%
Nonoperating items, net of taxes                                                (1,591)         (14,852)        13,261      89.3
                                                                          ------------     ------------     ----------
NET OPERATING EARNINGS                                                         407,719          395,146         12,573       3.2
Goodwill and other intangibles, net of taxes                                    53,838           47,582          6,256      13.1
                                                                          ------------     ------------     ----------
CASH OPERATING EARNINGS                                                   $    461,557     $    442,728     $   18,829       4.3%
                                                                          ============     ============     ==========

PER COMMON SHARE
Diluted earnings per share                                                $       3.00     $       2.85     $     0.15       5.3%
Diluted operating earnings per share                                              2.98             2.74           0.24       8.8
Diluted cash operating earnings per share                                         3.38             3.08           0.30       9.7

UNION PLANTERS CORPORATION
CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND INTEREST RATES

                                                                                       YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------------------------
                                                                  2000                                           1999
                                                       ------------------------------------    -----------------------------------
                                                                        INTEREST      FTE                       INTEREST       FTE
                                                         AVERAGE        INCOME/      YIELD/       AVERAGE        INCOME/      YIELD/
                                                         BALANCE        EXPENSE       RATE        BALANCE        EXPENSE      RATE
                                                       -----------     ----------    ------    ------------    ----------     ------
ASSETS                                                                         (DOLLARS IN THOUSANDS)
Interest-bearing deposits at
  financial institutions                               $    31,669     $    2,170     6.85 %   $     67,831    $    2,763     4.07 %
Federal funds sold and securities
  purchased under agreements to resell                      79,777          5,072     6.36           82,098         4,014     4.89
Trading account assets                                     216,866         16,806     7.75          247,181        15,970     6.46
Investment securities (1) (2)
  Taxable securities                                     6,027,238        387,505     6.43        6,817,453       421,162     6.18
  Tax-exempt securities                                  1,239,113         94,935     7.66        1,320,134       102,438     7.76
                                                       -----------     ----------              ------------    ----------
     Total investment securities                         7,266,351        482,440     6.64        8,137,587       523,600     6.43

Loans, net of unearned income (1), (3), (4)             23,216,203      2,056,862     8.86       21,141,576     1,789,563     8.46
                                                       -----------     ----------              ------------    ----------
     TOTAL EARNING ASSETS (1), (2), (3), (4)            30,810,866      2,563,350     8.32       29,676,273     2,335,910     7.87
                                                                        ---------                               ---------
Cash and due from banks                                    906,399                                1,018,264
Premises and equipment                                     622,762                                  605,512
Allowance for losses on loans                             (345,245)                                (353,198)
Goodwill and other intangibles                             966,718                                  783,709
Other assets                                               920,905                                1,171,810
                                                      ------------                             ------------
     TOTAL ASSETS                                     $ 33,882,405                             $ 32,902,370
                                                      ============                             ============

LIABILITIES AND SHAREHOLDERS'  EQUITY
Money market accounts                                  $ 3,836,818        164,662     4.29 %   $  3,940,579       154,537     3.92 %
Interest-bearing checking                                3,238,841         48,538     1.50        3,403,227        44,154     1.30
Savings deposits                                         1,465,482         21,294     1.45        1,612,055        22,077     1.37
Certificates of deposit of
  $100,000 and over                                      2,330,670        138,381     5.94        2,274,323       118,760     5.22
Other time deposits                                      8,330,353        462,234     5.55        9,481,751       471,883     4.98
Short-term borrowings
  Federal funds purchased and securities
     sold underagreements to repurchase                  2,907,150        173,389     5.96        1,980,674        91,459     4.62
  Short-term senior notes                                  250,273         17,190     6.87               --            --       --
  Other                                                  2,720,661        176,174     6.48          929,335        50,477     5.43
Long-term debt
  Federal Home Loan Bank advances                          446,964         29,363     6.57          301,773        15,631     5.18
  Subordinated capital notes                               475,133         31,016     6.53          478,369        31,103     6.50
  Medium-term senior notes                                  60,000          4,098     6.83           91,356         6,160     6.74
  Trust Preferred Securities                               199,062         16,511     8.29          199,027        16,511     8.30
  Other                                                    144,160         13,688     9.50          234,668        18,649     7.95
                                                       -----------     ----------              ------------    ----------
     TOTAL INTEREST-BEARING LIABILITIES                 26,405,567      1,296,538     4.91       24,927,137     1,041,401     4.18
Noninterest-bearing demand deposits                      4,009,843             --                 4,315,708            --
                                                       -----------     ----------              ------------    ----------
     TOTAL SOURCES OF FUNDS                             30,415,410      1,296,538                29,242,845     1,041,401
     Other liabilities                                     659,323     ----------                   678,861    ----------
     Shareholders' equity
       Preferred stock                                      20,241                                   22,318
       Common equity                                     2,787,431                                2,958,346
                                                       -----------                             ------------
          Total shareholders' equity                     2,807,672                                2,980,664
                                                       -----------                             ------------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY  $ 33,882,405                             $ 32,902,370
                                                      ============                             ============
     NET INTEREST INCOME (1)                                           $1,266,812                              $1,294,509
                                                                       ==========                              ==========
     NET INTEREST RATE SPREAD (1)                                                     3.41 %                                  3.69 %
                                                                                    ======                                  ======
     NET INTEREST MARGIN (1)                                                          4.11 %                                  4.36 %
                                                                                    ======                                  ======

     TAXABLE-EQUIVALENT ADJUSTMENTS
               Loans                                                   $    5,658                              $    5,078
               Investment securities                                       30,038                                  32,900
                                                                       ----------                              ----------
                         Total                                         $   35,696                              $   37,978
                                                                       ==========                              ==========

---------------

(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate.

(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available for sale securities.

(3) Includes loan fees in both interest income and the calculation of the yield on loans.

(4) Includes loans on nonaccrual status.